Fourth Quarter 2018 Investor Presentation March 5, 2019

Safe Harbor Statement We make forward-looking statements in this presentation that are subject to risks and uncertainties.  These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives.  When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward- looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business."  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.  Any forward-looking statement speaks only as of the date on which it is made.  New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us.  Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1

Fourth Quarter 2018 WMC Earnings Call Presenters Jennifer W. Murphy Lisa Meyer Sean Johnson Chief Executive Officer & Chief Financial Officer & Interim Co-Chief Investment President Treasurer Officer 2

Overview of Western Asset Mortgage Capital Corporation Western Asset Mortgage Capital Corporation (“WMC”) is a public REIT that benefits from the leading fixed income management capabilities of Western Asset Management Company ("Western Asset") One of the largest U.S. fixed income asset managers with AUM of $429.1 billion(1) Structured Product AUM of $71.9 billion, of which $38.0 billion is invested in Agency RMBS and $33.9 billion in Non-Agency RMBS, CMBS, and ABS (1) Senior investment team members have worked together for approximately 13 years Extensive mortgage investing track record Publicly traded diversified mortgage REIT positioned to capture attractive current and long-term investment opportunities in the mortgage market Completed Initial Public Offering in May 2012 3 Please refer to page 20 for footnote disclosures.

Corporate Overview ▪ ▪ WMC is a diversified mortgage finance REIT supported by the deep investment experience of the mortgage and asset-backed investment and risk management teams of Western Asset, a leading global fixed income manager. ▪ Western Asset's depth and breadth of fixed income expertise, comprehensive platform, and global institutional relationships provide WMC key advantages: * Best-in-class portfolio and risk management capabilities; * Access to investment opportunities and financing relationships and terms reflective of Western Asset's global platform with over $400 billion AUM; * Operational excellence and efficiencies; and * Highest standards of financial reporting, disclosure and transparency. ▪ WMC has built a diversified portfolio of residential and commercial assets including Agency CMBS, Non-Agency MBS and Residential and Commercial Whole Loans, with the objective of generating strong returns while preserving book value. WMC has paid a consistent dividend for 11 quarters, reflecting a philosophy of delivering a sustainable dividend that is supported by the core earnings of our portfolio. 4

Fourth Quarter Financial Highlights ▪ December 31, 2018 book value per share of $10.45, net of fourth quarter common dividend of $0.31 per share declared on December 19, 2018. ▪ GAAP net loss of $17.7 million, or $0.37 per basic and diluted share. ▪ Core earnings plus drop income of $16.2 million(4), or $0.34 per basic and diluted share. ▪ Economic return on book value was a negative 3.3%(3) for the quarter. ▪ 2.25%(6) annualized net interest margin on our investment portfolio. ▪ 5.8x leverage excluding securitized debt as of December 31, 2018 (7.7x with securitized debt). ▪ Acquired $521.9 million in credit sensitive investments, consisting of: * $387.5 million in Residential Whole Loans, * $71.3 million in Commercial Whole Loans, and * $63.1 million in Residential Bridge Loans. 5 Please refer to page 20 for footnote disclosures.

Full Year 2018 Financial Highlights ▪ Maintained a consistent $0.31 per share quarterly common dividend throughout 2018 for total annual common dividends of $1.24 per share. ▪ GAAP net income of $26.4 million, or $0.61 per basic and diluted share. ▪ Core earnings plus drop income of $59.4 million (4), or $1.36 per basic and diluted share. ▪ Economic return on book value was 4.8%(3) for the year. ▪ 2.08%(6) annualized net interest margin. ▪ $67.7 million of common equity raised, net of offering cost. 6

Recent Performance (3) Book Value Per Share Economic Return 12.0 4.0 10.0 4.8% 8.0 2.0 3.1% 6.0 $11.37 $11.10 $11.13 $10.45 0.0 0.4% 4.0 (3.3)% -2.0 2.0 0.0 -4.0 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Dividend Per Share Core Earnings Plus Drop Income Per Share (4) $0.35 $0.40 $0.30 $0.35 $0.30 $0.25 $0.25 $0.20 $0.20 0.36 0.34 0.33 0.34 $0.15 0.31 0.31 0.31 0.31 $0.15 $0.10 $0.10 $0.05 $0.05 $0.00 $0.00 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 7 Please refer to page 20 for footnote disclosures.

Portfolio Composition Agency RMBS Total Investment Portfolio, at fair value 4.6% 24.2% ($ in millions) 1.2% Agency CMBS December 31, 2018 Agency RMBS $ 20 Non-Agency RMBS Agency CMBS 1,486 5.1% Non-Agency CMBS Non-Agency RMBS 50 Residential Whole-Loans Non-Agency CMBS 200 Residential Whole-Loans 1,042 34.5% Residential Bridge Loans (12) 222 Residential Bridge Loans Securitized Loans Securitized Loans(2) 1,014 23.5% Commercial Loans Commercial Loans 216 0.5% 5.0% Other Investments(10) 60 1.4% Other Investments Total $ 4,310 Select Sector Categories Non-Agency Portfolio & Other Agency Portfolio Loan Portfolio Securities 8.9% 98.4% 12.6% 40.6% 3.7% 64.4% 19.3% 41.8% 8.7% 1.3% 0.3% Non-Agency CMBS Residential Whole-Loans Agency CMBS Non-Agency RMBS Residential Bridge Loans Agency RMBS IO & IIO Non-Agency RMBS IO & IIO Securitized Commercial Loans Agency CMBS IO & IIO ABS and GSE CRT Securities Commercial Loans Please refer to page 20 for footnote disclosures. 8

Fourth Quarter Portfolio Income Attribution[5]

For Three Months Ended December 31, 2018 (In thousands except per share data)	Agency CMBS	Agency RMBS	Non-Agency CMBS	Non-Agency RMBS	Residential Whole-Loans	Residential Bridge Loans[12]	Other Securities[10]	Commercial Loans	Securitized Commercial Loans[14]	Total
Interest Income[15]	$ 14,051	$ 1,199	$ 5,190	1,116	$ 11,844	$ 4,562	$ 1,560	$ 3,723	$ 14,867	$ 58,111
Interest expense[7]	(10,879)	(1,234)	(1,853)	(584)	(8,377)	(3,077)	(535)	(1,207)	(13,145)	(40,892)
Net interest rate swap interest income[8]	3,317	460	129	292	—	—	10	—	—	4,208
Net Interest Income	6,488	426	3,465	824	3,467	1,485	1,035	2,516	1,722	21,427
Realized gain (loss) on investments	(20,388)	(19,466)	(2,438)	3,416	—	(48)	4,931	—	—	(33,995)
Unrealized gain (loss) on investments[16]	46,441	18,912	3,794	(2,259)	2,271	(480)	(5,557)	789	(11,167)	52,744
Securitized debt unrealized gain (loss)	—	—	—	—	—	—	—	—	10,430	10,430
Gain (loss) on derivative instruments, net[13]	(47,403)	(6,580)	(1,840)	(4,174)	—	—	577	—	—	(59,420)
OTTI[9]	(15)	(145)	(1,169)	(727)	—	—	(718)	—	—	(2,773)
Portfolio Income (Loss)	**$ (14,877)**	**$ (6,853)**	**$ 1,813**	**$ (2,921)**	**$ 5,738**	**$ 957**	**$ 267**	**$ 3,305**	**$ 984**	**$ (11,587)**
BV Per Share Increase (Decrease)	**(0.31)**	**(0.14)**	**0.03**	**(0.06)**	**0.12**	**0.02**	**0.01**	**0.07**	**0.02**	**(0.24)**

	Per Share
Beginning book value	**$ 11.13**
Portfolio income (loss)[5]	(0.24)
Operating expenses and G&A	(0.12)
Dividend	(0.31)
Provision for Taxes	(0.01)
Ending book value	**$ 10.45**

Please refer to page 20 for footnote disclosures.

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Western Asset Mortgage Capital Corp.

Full Year Portfolio Income Attribution[5]

For Year Ended December 31, 2018 (In thousands except per share data)

	Agency CMBS	Agency RMBS	Non-Agency CMBS	Non-Agency RMBS	Residential Whole-Loans	Residential Bridge Loans[12]	Other Securities[10]	Commercial Loans	Securitized Commercial Loans[14]	Total
Interest Income[17]	$ 59,698	$ 15,069	$ 26,425	6,047	$ 23,331	$ 15,889	$ 8,245	$ 6,898	$ 48,422	$ 210,024
Interest expense[7]	(41,292)	(10,083)	(8,567)	(2,753)	(17,337)	(11,046)	(2,501)	(1,988)	(42,674)	(138,240)
Net interest rate swap interest income[8]	4,933	755	245	206	—	—	19	—	—	6,159
Net Interest Income	23,339	5,741	18,104	3,500	5,995	4,843	5,763	4,910	5,748	77,942
Realized gain (loss) on investments	(51,045)	(23,978)	(3,115)	6,530	—	(48)	8,400	—	—	(63,257)
Unrealized gain (loss) on investments[18]	(25,014)	(2,670)	15,805	(3,960)	(444)	(2,121)	(7,352)	631	(16)	(25,141)
Securitized debt unrealized gain (loss)	—	—	—	—	—	—	—	—	116	116
Gain (loss) on derivative instruments, net[13]	57,243	8,755	2,843	2,394	—	—	380	—	—	71,615
OTTI[9]	(232)	(877)	(8,660)	(996)	—	—	(717)	—	—	(11,481)
Portfolio Income (Loss)	**$ 4,290**	**$ (13,029)**	**$ 24,977**	**$ 7,470**	**$ 5,551**	**$ 2,674**	**$ 6,474**	**$ 5,540**	**$ 5,848**	**$ 49,794**
BV Per Share Increase (Decrease)	**0.09**	**(0.27)**	**0.52**	**0.16**	**0.11**	**0.06**	**0.13**	**0.12**	**0.12**	**1.04**

	Per Share
Beginning book value	**$ 11.15**
Portfolio income (loss)[5]	1.04
Operating expenses and G&A	(0.47)
Dividend	(1.16)
Provision for Taxes	(0.02)
Offering cost	(0.09)
Ending book value	**$ 10.45**

Please refer to page 20 for footnote disclosures.

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Western Asset Mortgage Capital Corp.

Adjusted* Portfolio Composition 1.5% Total Investment Portfolio, at fair value 7.9% ($ in millions) Agency RMBS December 31, 2018 Agency CMBS Agency RMBS $ 20 Non-Agency RMBS Agency CMBS 1,486 Non-Agency RMBS 50 44.2% 31.0% Non-Agency CMBS Non-Agency CMBS 264 Residential Whole-Loans Residential Whole-Loans 1,042 Residential Bridge Loans Residential Bridge Loans(12) 222 Commercial Loans 216 Commercial Loans Other Investments(10) 60 0.6% 6.4% 6.6% Other Investments Total $ 3,360 1.8% Select Sector Categories Non-Agency Portfolio & Other Loan Portfolio Agency Portfolio Securities 98.4% 10.4% 70.4% 70.5% 3.1% 15.0% 16.0% 14.6% 1.3% 0.3% Non-Agency CMBS Agency CMBS Residential Whole-Loans Non-Agency RMBS Agency RMBS IO & IIO Non-Agency RMBS IO & IIO Residential Bridge Loans Agency CMBS IO & IIO ABS and GSE CRT Securities Commercial Loans *Excludes consolidation of VIE Trusts required under GAAP 11 Please refer to page 20 for footnote disclosures.

Adjusted* Portfolio Income Attribution[5]

For Three Months Ended December 31, 2018 (In millions except per share data)	Agency CMBS	Agency RMBS	Non-Agency CMBS	Non-Agency RMBS	Residential Whole-Loans	Residential Bridge Loans[12]	Other Securities[10]	Commercial Loan	Total
Interest Income[15]	$ 14,051	$ 1,199	$ 7,151	1,116	$ 11,844	$ 4,562	$ 1,560	$ 3,723	$ 45,205
Interest expense[7]	(10,879)	(1,234)	(1,934)	(584)	(8,377)	(3,077)	(535)	(1,207)	(27,827)
Net interest rate swap interest income[8]	3,317	460	129	292	—	—	10	—	4,208
Net Interest Income	6,488	426	5,346	824	3,467	1,485	1,035	2,516	21,586
Realized gain (loss)	(20,388)	(19,466)	(2,438)	3,416	—	(48)	4,931	—	(33,995)
Unrealized gain (loss)[16]	46,441	18,912	2,898	(2,259)	2,271	(480)	(5,557)	789	63,016
Gain (loss) on derivative instruments, net[13]	(47,403)	(6,580)	(1,840)	(4,174)	—	—	577	—	(59,420)
OTTI[9]	(15)	(145)	(1,169)	(727)	—	—	(718)	—	(2,773)
Portfolio Income (loss)	**$ (14,877)**	**$ (6,853)**	**$ 2,798**	**$ (2,921)**	**$ 5,738**	**$ 957**	**$ 267**	**$ 3,305**	**$ (11,587)**
BV Per Share Increase (Decrease)	**$ (0.31)**	**$ (0.14)**	**$ 0.05**	**$ (0.06)**	**$ 0.12**	**$ 0.02**	**$ 0.01**	**$ 0.07**	**$ (0.24)**

	Per Share
Beginning book value	**$ 11.13**
Portfolio income (loss)[5]	(0.24)
Operating expenses and G&A	(0.12)
Dividend	(0.31)
Provision for Taxes	(0.01)
Ending book value	**$ 10.45**

* Excludes the securitized commercial loan and debt from the consolidation of VIE trusts required under GAAP. Reflects only our interest in the Non-Agency CMBS security that was acquired.

Please refer to page 20 for footnote disclosures.

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Western Asset Mortgage Capital Corp.

Adjusted* Portfolio Income Attribution[5]

For Year Ended December 31, 2018 (In millions except per share data)	Agency CMBS	Agency RMBS	Non-Agency CMBS	Non-Agency RMBS	Residential Whole-Loans	Residential Bridge Loans[12]	Other Securities[10]	Commercial Loan	Total
Interest Income[17]	$ 59,698	$ 15,069	$ 33,184	6,047	$ 23,331	$ 15,889	$ 8,245	$ 6,898	$ 168,360
Interest expense[7]	(41,292)	(10,083)	(8,801)	(2,753)	(17,337)	(11,046)	(2,501)	(1,988)	(95,800)
Net interest rate swap interest income[8]	4,933	755	245	206	—	—	19	—	6,159
Net Interest Income	23,339	5,741	24,628	3,500	5,995	4,843	5,763	4,910	78,719
Realized gain (loss)	(51,045)	(23,978)	(3,115)	6,530	—	(48)	8,400	—	(63,257)
Unrealized gain (loss)[18]	(25,014)	(2,670)	15,128	(3,960)	(444)	(2,121)	(7,352)	631	(25,802)
Gain (loss) on derivative instruments, net[13]	57,243	8,755	2,843	2,394	—	—	380	—	71,615
OTTI[9]	(232)	(877)	(8,660)	(996)	—	—	(717)	—	(11,481)
Portfolio Income (Loss)	**$ 4,290**	**$ (13,029)**	**$ 30,824**	**$ 7,470**	**$ 5,551**	**$ 2,674**	**$ 6,474**	**$ 5,540**	**$ 49,794**
BV Per Share Increase (Decrease)	**$ 0.09**	**$ (0.27)**	**$ 0.64**	**$ 0.16**	**$ 0.11**	**$ 0.06**	**$ 0.13**	**$ 0.12**	**$ 1.04**

	Per Share
Beginning book value	**$ 11.15**
Portfolio income (loss)[5]	1.04
Operating expenses and G&A	(0.47)
Dividend	(1.16)
Provision for Taxes	(0.02)
Offering cost	(0.09)
Ending book value	**$ 10.45**

* Excludes the securitized commercial loan and debt from the consolidation of VIE trusts required under GAAP. Reflects only our interest in the Non-Agency CMBS security that was acquired.

Please refer to page 20 for footnote disclosures.

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Western Asset Mortgage Capital Corp.

Financing Summary n 29 master repurchase agreements. n Outstanding borrowings under 15 of our 29 master repurchase agreements. n Capacity in excess of our current needs. Portfolio Financing ($ in millions) December 31, 2018 Outstanding Remaining Days to Repurchase Agreements Amounts Interest Rate Maturity Agency RMBS $ 14.7 3.09% 21 Agency CMBS 1,392.6 2.71% 40 Non-Agency RMBS 30.9 4.06% 18 Non-Agency CMBS 134.8 4.05% 48 Residential Whole-Loans 863.4 4.08% 93 Residential Bridge Loans 204.8 4.5% 25 Residential Whole-Loans 131.8 4.55% 26 Residential Bridge Loans 7.5 4.3% 15 Other Securities (10) 38.4 4.18% 26 Total $ 2,818.8 3.45% 54 14 Please refer to page 20 for footnote disclosures.

(11) Hedging Summary Our interest rate swaps are comprised of: n $3.1 billion notional value of pay-fixed interest rate swaps, and n $728.4 million notional value of variable pay interest rate swaps. Fixed Pay Interest Rate Swaps ($ in millions – as of December 31, 2018) Avg. Fixed Pay Avg. Floating Average Maturity Maturity Notional Amount Rate Receive Rate (Years) 1 year or less $ 400.0 1.5% 2.8% 0.5 Greater than 1 year and less than 3 years 200.0 1.8% 2.6% 1.4 Greater than 3 years and less than 5 years 1,104.7 2.3% 2.5% 3.8 Greater than 5 years 1,423.1 2.5% 2.5% 9.9 Total $ 3,127.8 2.3% 2.6% 6.0 Variable Pay Interest Rate Swaps ($ in millions – as of December 31, 2018) Avg. Variable Pay Avg. Fixed Average Maturity Maturity Notional Amount Rate Receive Rate (Years) Greater than 5 years 728.4 2.5% 2.4% 8.3 Total 728.4 2.5% 2.4% 8.3 15 Please refer to page 20 for footnote disclosures.

Duration as of December 31, 2018 Agency Holdings Key Rate Duration Contribution Total 6-Months 2-Year 5-Year 10-Year 20-Year Agency IO/IIO 0.04 0.01 0.02 0.02 — (0.01) Agency CMBS 3.32 — 0.03 0.65 2.60 0.04 Swaps and Futures (3.61) 0.06 (0.86) (0.65) (1.84) (0.32) Total (0.25) 0.07 (0.81) 0.02 0.76 (0.29) n Net Duration of Agency IO/IIO and Agency CMBS portfolio is a negative 0.25 years 16 Please refer to page 20 for footnote disclosures.

2019 Macroeconomic Outlook ▪ Global growth has downshifted but should remain sturdy. ▪ U.S. growth and inflation will moderate. ▪ Central bank policy normalization will slow to a crawl. ▪ Trade policy poses substantial risks. ▪ Spread products should recover relative to Treasuries and sovereign bonds. ▪ Emerging markets, though volatile, should outperform. 17

Portfolio View Credit sensitive mortgage sectors have performed relatively well and are expected to continue to offer attractive returns. We expect to continue increasing credit sensitive mortgages. We remain constructive for agency commercial spreads. ▪ Residential Whole Loans continue to perform in-line with our expectations. * We expect residential whole loans, mainly non-qualifying mortgages and commercial loans to be the largest growth areas. ▪ Commercial mezzanine loans opportunities continue to offer attractive risk-reward opportunities. 18

Target Investment Opportunities Non-Qualifying • Strategic partnerships with seasoned originators. ▪ Mainly 3/1, 5/1, and 7/1 ARM loans. Mortgages ▪ Coupon between 4%-6%. ▪ Target loan to value below 80%. • Single asset single borrower commercial loans. ▪ Invest in deals where our manager has an opportunity to negotiate deal structure and covenants. Commercial Loans ▪ Attractive yields of Libor plus 600-900 bps. ▪ Target floating rate assets and short term deals. ▪ Multifamily residential loans guaranteed by Fannie Mae and Freddie Mac. ▪ Outstanding balance of more than $400 billion with annual issuance in excess of $40 billion. Agency CMBS ▪ Prepayment protection in the form of defeasance, yield maintenance or points. ▪ Interest only securities receive the prepayment penalties. ▪ Principal bearing bonds have soft bullets and tight windows for principal payment. 19

Footnotes (1) As of December 31, 2018. (2) In March 2018, the Company acquired a $67.8 million Non-Agency CMBS security which resulted in the consolidation of a variable interest entity and the recording of a $1.4 billion securitized commercial loan and $1.3 billion of securitized debt. (3) Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. (4)  Drop income is income derived from the use of ‘to-be-announced’ forward contract (“TBA”) dollar roll transactions which is a component of our gain (loss) on derivative instruments on our consolidated statement of operations, but is not included in core earnings. Drop income was approximately $273 thousand and $2.7 million for the three months and the year ended December 31, 2018, respectively. (5) Non-GAAP measure which includes net interest margin (as defined in footnote 6), realized and unrealized gains or losses in the portfolio and other than temporary impairment. (6) Non-GAAP measures which include interest income, interest expense, the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the period. Excludes the net income from the consolidation of VIE Trusts required under GAAP. (7) Convertible senior notes interest expense has been allocated based on deployment of proceeds from October 2017 through May 2018. (8) Net interest rate swaps interest income have been allocated based on average duration contribution. (9) Includes other than temporary impairments on IO's and IIO's accounted for as derivatives. (10) Other investments include ABS and GSE Credit Risk Transfer securities. (11) While we use hedging strategies as part of our overall portfolio management, these strategies are not designed to eliminate all risks in the portfolio. There can be no assurance as to the level or effectiveness of these strategies. (12) The bridge loans acquired prior to October 25, 2017 are carried at amortized costs, since we did not elect the fair value option for these loans. For the bridge loans acquired subsequent to October, 25, 2017, we elected the fair value option to be consistent with the accounting of other investments. Accordingly, the carrying amount of the bridge loans as of December 31, 2018 includes $212.0 million of residential bridge loans carried at fair value and $9.7 million of residential bridge loans carried at amortized costs. (13) Gain (loss) on derivative instruments, net, has been allocated based average duration contribution (excludes cost of hedging and gains or losses on IO's and IIO's accounted for as derivatives). (14) The portfolio income attribution for securitized commercial loan is presented on a consolidated basis. (15) Non-GAAP measure which includes interest income on IO's and IIO's accounted for as derivatives and other income and expense of $90 thousand. (16) Non-GAAP measure which includes net unrealized gains of $319 thousand for the quarter ended December 31, 2018 on IO's and IIO's accounted for as derivatives (17) Non-GAAP measure which includes interest income on IO's and IIO's accounted for as derivatives and other income and expense of $661 thousand. (18) Non-GAAP measure which includes net unrealized losses of $355 thousand for the year ended December 31, 2018 on IO's and IIO's accounted for as derivatives. 20

Appendix

Book Value Roll Forward Q4 2018 FY 2018 Amounts Amounts ($ in thousands) Per Share ($ in thousands) Per Share Beginning Book Value $ 535,645 $ 11.13 $ 466,038 $ 11.15 Issuance of 6,500,000 shares of common stock, including treasury shares — — 72,150 — Stock issue discount (1,625) (0.03) Underwriter's commissions and offering costs (134) — (2,841) (0.06) Repurchase of common stock — N/A (1,733) N/A Common Dividend (14,916) (0.31) (55,654) (1.16) 520,595 10.82 476,335 9.90 Portfolio Income (Loss) Net Interest Margin(6) 21,586 0.45 78,719 1.64 Net realized gain (loss) on investments and derivatives (84,189) (1.75) 18,085 0.38 Net unrealized gain (loss) on investments and derivatives 53,788 1.12 (35,529) (0.74) Other than temporary impairment(9) (2,772) (0.06) (11,481) (0.24) Net Portfolio Income (Loss) (11,587) (0.24) 49,794 1.04 Operating expense (3,893) (0.08) (14,749) (0.31) General and administrative (excludes stock- based compensation) (1,952) (0.04) (7,662) (0.16) Income tax benefit (provision) (154) (0.01) (709) (0.02) Book Value at December 31, 2018 $ 503,009 $ 10.45 $ 503,009 $ 10.45 22 Please refer to page 20 for footnote disclosures.

Portfolio Composition as of December 31, 2018 (Continued) Adjusted Credit Sensitive Portfolio* ($ in millions) Principal Balance Amortized Costs Fair Value Net Weighted Net Weighted Average Coupon Average Yield Non-Agency RMBS $ 54.9 $ 38.1 $ 39.0 4.8% 5.3% Non-Agency RMBS IOs and IIOs — 11.2 11.5 0.6% 13.0% Non-Agency CMBS 305.0 262.5 264.2 7.0% 9.9% Residential Whole Loans 1,023.5 1,038.0 1,041.9 5.1% 5.4% Residential Bridge Loans 222.3 223.1 221.6 9.1% 8.3% Commercial Loans 216.4 215.5 216.1 7.6% 7.4% Other Securities 47.0 55.3 59.9 9.0% 10.1% $ 1,869.1 $ 1,843.5 $ 1,854.3 5.0% 6.8% Non-Agency RMBS2.1% Other Securities3.2% Non-Agency RMBS IOs and IIOs0.6% Commercial Loan11.7% Non-Agency CMBS14.2% Residential Bridge Loans12.0% Residential Whole Loans56.2% *Excludes consolidation of VIE Trusts required under GAAP 23

WMC Returns as of December 31, 2018 Economic Return(1) Total Stock Return(2) 3 Years 5/5/12 to 3 Years 5/5/12 to QTD YTD Ended 12/31/2018 QTD YTD Ended 12/31/2018 (3.3)% 4.8% 17.2% 35.0% (13.7)% (3.7)% 19.4% 24.4% (1) Economic return is calculated by taking the sum of: (i) the total dividends declared; and (ii) the change in book value during the period and dividing by the beginning book value. (2) Total Stock return is calculated by taking the sum of: (i) the total dividends declared; and (ii) the change in stock price during the period and dividing by the beginning stock price. 24

Contact Information Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com